Exhibit 99.2

Quarterly Investor Supplement

September 30, 2022

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended September 30, 2022. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Mike Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 47
Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of our business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt. These losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other adjustments not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.

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Explanatory Note on Non-GAAP Financial Information
Stranded Costs
As a result of the Individual Life Transaction, the historical revenues and certain expenses of the divested businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that have been divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and non-Wealth Solutions annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we ceased to incur such expenses upon the close of the Individual Life Transaction. Certain other direct costs of these businesses, including those relating to activities for which we provide transitional services and for which we are reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe that they are representative of the future run-rate of revenues and expenses of the continuing operations of our business segments. We have implemented a cost reduction strategy to address Stranded Costs and completed the removal of Stranded Costs during the third quarter of 2022. Some transformation initiatives related to TSAs will continue beyond the third quarter of 2022, however, they are not expected to result in any net Stranded Costs.
Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Wealth Solutions, Investment Management and Health Solutions segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

Voya Financial	Page 5 of 47

Explanatory Note on Non-GAAP Financial Information
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and Other Intangibles” in our SEC filings.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

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Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net income (loss) available to Voya Financial, Inc.'s common shareholders	193	64	27	403	142	284	1,687
Per common share (basic)	1.98	0.62	0.26	3.66	1.24	2.79	14.19
Per common share (diluted)	1.82	0.57	0.24	3.36	1.15	2.55	13.19
Adjusted operating earnings: (1)
Before income taxes	299	223	209	279	388	730	1,014
After income taxes	245	185	172	229	315	602	825
Effective tax rate	18.1%	17.1%	17.4%	18.0%	18.8%	17.6%	18.6%
Per common share (Adjusted diluted)	2.30	1.67	1.47	1.90	2.57	5.41	6.45
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,481	3,904	5,586	7,641	7,777	3,481	7,777
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,467	4,867	5,059	5,541	5,461	5,467	5,461
Book value per common share (including AOCI)	35.81	39.88	54.66	70.88	69.19	35.81	69.19
Book value per common share (excluding AOCI) (1)	56.24	49.71	49.50	51.40	48.59	56.24	48.59
Leverage Ratios:
Debt to Capital	35.3%	34.6%	28.0%	23.9%	26.2%	35.3%	26.2%
Financial Leverage (1)	37.4%	36.9%	31.9%	27.6%	29.5%	37.4%	29.5%
Shares:
Weighted-average common shares outstanding
Basic	98	102	106	110	113	102	119
Dilutive effect of warrants	6	7	8	8	7	7	6
Other dilutive effects (2)	2	2	3	3	2	2	3
Diluted	106	111	117	120	122	111	128
Adjusted Diluted (1)	106	111	117	120	122	111	128
Ending shares outstanding	97	98	102	108	112	97	112
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	50	255	445	310	80	750	833
Dividends to common shareholders	20	20	21	21	19	61	59
Total cash returned to common shareholders	70	275	466	331	99	811	892

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

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Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Revenues (1)
Net investment income	522	581	630	673	731	1,733	2,101
Fee income	435	411	433	446	487	1,279	1,381
Premiums	607	595	613	544	573	1,815	(3,898)
Net gains (losses)	(123)	(227)	(285)	(179)	(103)	(635)	1,602
Other revenues	33	44	40	49	46	117	530
Income (loss) related to consolidated investment entities	(136)	115	83	142	275	62	839
Total revenues	1,338	1,519	1,514	1,675	2,009	4,371	2,555

Benefits and expenses (1)
Interest credited and other benefits to contract owners/policyholders	(550)	(643)	(665)	(627)	(714)	(1,858)	2,790
Operating expenses	(632)	(605)	(632)	(636)	(642)	(1,869)	(1,950)
Net amortization of DAC/VOBA	(10)	(67)	(80)	(40)	(190)	(157)	(755)
Interest expense	(31)	(33)	(40)	(59)	(39)	(104)	(127)
Operating expenses related to consolidated investment entities	(14)	(18)	(6)	(13)	(13)	(38)	(36)
Total benefits and expenses	(1,237)	(1,366)	(1,423)	(1,375)	(1,598)	(4,026)	(78)
Income (loss) from continuing operations before income taxes	101	153	91	300	411	345	2,477
Less:
Net investment gains (losses) and related charges and adjustments	(5)	(52)	(87)	(86)	(1)	(144)	66
Net guaranteed benefit gains (losses) and related charges and adjustments	(8)	3	(22)	(3)	(3)	(27)	2
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (2)	(14)	(50)	(47)	14	(173)	(111)	798
Income (loss) attributable to noncontrolling interests	(138)	75	43	100	214	(20)	661
Income (loss) on early extinguishment of debt	1	1	(5)	(21)	—	(3)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	4	33	—	4	—
Dividend payments made to preferred shareholders	14	4	14	4	14	32	32
Other adjustments	(47)	(51)	(17)	(19)	(28)	(116)	(86)
Adjusted operating earnings before income taxes (3)	299	223	209	279	388	730	1,014

(1) Year-to-Date 2021 results include impacts related to the Individual Life and the Non-Wealth Solution Annuities businesses that were ceded at the close of the Individual Life Transaction on January 4 ,2021: Premiums and Interest credited and other benefits include the FAS 60 reserves that were ceded at closing; Net gains (losses), Interest credited and other benefits, and Net amortization of DAC/VOBA include the investment gains and related intangible amortization and charges due to the transfer of assets to a comfort trust at closing; all Revenue and Benefit and expense lines are lower than prior periods due to the revenue and expenses related to the businesses ceded that ceased at closing.

(2) Year-to-Date 2021 results include the investment gains, net of related intangible amortization and charges, due to the transfer of assets to a comfort trust pursuant to reinsurance agreements entered into concurrent with the close of the Individual Life Transaction.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

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Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	413	486	536	571	646	1,434	1,816
Fee income	451	418	440	467	458	1,309	1,324
Premiums	599	588	591	539	543	1,778	1,628
Other revenue	31	42	35	41	42	108	130
Adjusted operating revenues (1)	1,494	1,534	1,601	1,618	1,689	4,629	4,898

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(565)	(667)	(694)	(650)	(633)	(1,927)	(1,914)
Operating expenses	(580)	(564)	(594)	(611)	(582)	(1,738)	(1,731)
Net amortization of DAC/VOBA	11	(41)	(52)	(34)	(29)	(81)	(83)
Interest expense (2)	(49)	(40)	(52)	(44)	(56)	(140)	(156)
Adjusted operating benefits and expenses	(1,183)	(1,311)	(1,393)	(1,339)	(1,301)	(3,887)	(3,884)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	311	223	209	279	388	743	1,014
Less: Earnings (loss) attributable to Allianz noncontrolling interest	12	—	—	—	—	12	—
Adjusted operating earnings before income taxes (1)	299	223	209	279	388	730	1,014

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Wealth Solutions	643	706	754	791	857	2,103	2,446
Health Solutions	646	640	647	599	606	1,933	1,796
Investment Management	192	171	178	201	200	542	582
Corporate	13	17	22	27	25	51	73
Adjusted operating revenues (1)	1,494	1,534	1,601	1,618	1,689	4,629	4,898

Adjusted operating earnings
Wealth Solutions	168	186	205	241	319	560	869
Health Solutions	149	47	22	33	71	217	171
Investment Management	51	40	39	59	63	129	180
Corporate	(57)	(49)	(58)	(54)	(65)	(163)	(207)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	311	223	209	279	388	743	1,014
Less: Earnings (loss) attributable to Allianz noncontrolling interest	12	—	—	—	—	12	—
Adjusted operating earnings before income taxes (1)	299	223	209	279	388	730	1,014

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings by Segment

	Three Months Ended September 30, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	397	29	(12)	—	413
Fee income	230	19	202	—	451
Premiums	—	599	—	—	599
Other revenue	16	(2)	2	13	31
Adjusted operating revenues (1)	643	646	192	13	1,494

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(223)	(343)	—	—	(565)
Operating expenses	(271)	(147)	(142)	(21)	(580)
Net amortization of DAC/VOBA	19	(7)	—	—	11
Interest expense (2)	—	—	—	(49)	(49)
Adjusted operating benefits and expenses	(475)	(497)	(142)	(69)	(1,183)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	168	149	51	(57)	311
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	(1)	12
Adjusted operating earnings before income taxes (1)	168	149	38	(56)	299

	Three Months Ended September 30, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	571	46	28	1	646
Fee income	272	19	167	—	458
Premiums	—	543	—	—	543
Other revenue	14	(2)	5	24	42
Adjusted operating revenues (1)	857	606	200	25	1,689

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(227)	(406)	—	—	(633)
Operating expenses	(288)	(122)	(138)	(34)	(582)
Net amortization of DAC/VOBA	(23)	(7)	—	—	(29)
Interest expense (2)	—	—	—	(56)	(56)
Adjusted operating benefits and expenses	(538)	(535)	(138)	(90)	(1,301)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	319	71	63	(65)	388
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	319	71	63	(65)	388

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings by Segment

	Nine Months Ended September 30, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,328	103	4	—	1,434
Fee income	725	58	527	—	1,309
Premiums	—	1,778	—	—	1,778
Other revenue	51	(5)	10	51	108
Adjusted operating revenues (1)	2,103	1,933	542	51	4,629

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(663)	(1,264)	—	—	(1,927)
Operating expenses	(822)	(429)	(412)	(75)	(1,738)
Net amortization of DAC/VOBA	(58)	(23)	—	—	(81)
Interest expense (2)	—	—	—	(140)	(140)
Adjusted operating benefits and expenses	(1,543)	(1,716)	(412)	(215)	(3,887)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	560	217	129	(163)	743
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	(1)	12
Adjusted operating earnings before income taxes (1)	560	217	116	(163)	730

	Nine Months Ended September 30, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,605	124	84	3	1,816
Fee income	786	50	488	—	1,324
Premiums	—	1,628	—	—	1,628
Other revenue	56	(5)	10	69	130
Adjusted operating revenues (1)	2,446	1,796	582	73	4,898

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(667)	(1,247)	—	—	(1,914)
Operating expenses	(848)	(358)	(402)	(123)	(1,731)
Net amortization of DAC/VOBA	(63)	(20)	—	—	(83)
Interest expense (2)	—	—	—	(156)	(156)
Adjusted operating benefits and expenses	(1,578)	(1,625)	(402)	(279)	(3,884)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	869	171	180	(207)	1,014
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	869	171	180	(207)	1,014

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 47

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Assets
Total investments	39,519	40,913	42,950	45,581	46,429
Cash and cash equivalents	840	954	1,011	1,402	1,677
Assets held in separate accounts	75,980	80,017	93,108	100,433	96,794
Premium receivable and reinsurance recoverable, net	13,561	13,079	13,261	13,635	13,580
Short term investments under securities loan agreement and accrued investment income	1,623	1,536	1,507	1,536	1,652
Deferred policy acquisition costs, Value of business acquired	2,894	2,480	1,921	1,378	1,337
Current and deferred income taxes (1)	1,931	1,795	1,405	986	696
Other assets (2)	3,505	2,581	2,710	2,532	2,626
Assets related to consolidated investment entities	4,195	4,165	3,933	3,779	3,626
Total Assets	144,048	147,520	161,806	171,262	168,417
Liabilities
Future policy benefits and contract owner account balances	53,501	53,151	52,765	52,758	52,943
Liabilities related to separate accounts	75,980	80,017	93,108	100,433	96,794
Payables under securities loan agreements, including collateral held	1,378	1,220	1,124	1,183	1,201
Short-term debt	141	1	1	1	1
Long-term debt	2,094	2,385	2,406	2,595	2,970
Other liabilities (3)	2,797	2,379	2,596	2,578	2,807
Liabilities related to consolidated investment entities	2,319	2,154	2,102	1,893	1,706
Total Liabilities	138,210	141,307	154,102	161,441	158,422
Mezzanine Equity
Allianz noncontrolling interest	155	—	—	—	—
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	2
Treasury stock	(873)	(821)	(565)	(80)	(1,906)
Additional paid-in capital	7,945	7,500	7,504	7,542	11,215
Retained earnings (deficit)	(994)	(1,201)	(1,269)	(1,310)	(3,238)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,079	5,479	5,671	6,153	6,073
Accumulated other comprehensive income	(1,986)	(963)	527	2,100	2,316
Total Voya Financial, Inc. Shareholders' Equity	4,093	4,516	6,198	8,253	8,389
Noncontrolling interest	1,590	1,697	1,506	1,568	1,606
Total Shareholders' Equity	5,683	6,213	7,704	9,821	9,995
Total Liabilities, Mezzanine Equity and Shareholders' Equity	144,048	147,520	161,806	171,262	168,417

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,510	1,507	1,520	1,504	1,517
Tax valuation allowance related to Federal NOL's	—	—	—	—	(180)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	561	290	(106)	(525)	(582)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, acquisition intangibles, and other temporary differences	(140)	(2)	(9)	7	(59)
Total Current and deferred income taxes	1,931	1,795	1,405	986	696
Gross Unrealized Gains (losses) reflected in AOCI	(2,673)	(1,379)	507	2,499	2,772
21% Tax Effect	561	290	(106)	(525)	(582)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 12 of 47

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Wealth Solutions
Balance as of Beginning-of-Period	1,530	975	430	381	332	430	207
Deferrals of commissions and expenses	15	16	17	17	17	48	50
Amortization	(33)	(12)	(9)	(12)	(32)	(54)	(80)
Unlocking	41	(35)	(51)	(8)	10	(45)	20
Change in unrealized capital gains/losses	389	586	588	53	53	1,563	183
Balance as of End-of-Period	1,943	1,530	975	430	381	1,943	381
Deferred Sales Inducements as of End-of-Period (1)	26	26	25	23	24	26	24
Other (2)
Balance as of Beginning-of-Period	180	163	152	148	143	152	134
Deferrals of commissions and expenses	13	17	10	9	10	40	30
Amortization	(7)	(8)	(8)	(6)	(3)	(23)	(22)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses	6	8	8	2	(2)	22	5
Balance as of End-of-Period	191	180	163	152	148	191	148
Total
Balance as of Beginning-of-Period	1,710	1,138	582	528	475	582	341
Deferrals of commissions and expenses	29	33	27	26	27	89	80
Amortization	(40)	(20)	(17)	(18)	(35)	(77)	(102)
Unlocking	41	(35)	(51)	(8)	10	(45)	20
Change in unrealized capital gains/losses	395	594	596	55	51	1,585	188
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	2,135	1,710	1,138	582	528	2,135	528
Balance as of End-of-Period, businesses exited through reinsurance or divestment (3)	760	771	783	796	809	760	809
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,894	2,480	1,921	1,378	1,337	2,894	1,337

(1) Deferred sales inducements in other segments are insignificant.
(2) Primarily includes Health Solutions.
(3) Includes DAC and VOBA related to businesses ceded through reinsurance and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 47

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Financial Obligations
Senior bonds	1,495	1,495	1,495	1,495	1,869
Subordinated bonds	737	888	909	1,098	1,098
Other debt	3	3	3	3	4
Total Financial Debt	2,235	2,386	2,407	2,596	2,971
Other financial obligations (1)	269	282	301	300	346
Total Financial Obligations	2,504	2,668	2,708	2,896	3,317

Mezzanine Equity
Allianz noncontrolling interest	155	—	—	—	—

Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,467	4,867	5,059	5,541	5,461
Total Equity (Excluding AOCI) (3)	6,079	5,479	5,671	6,153	6,073
Accumulated other comprehensive income (AOCI)	(1,986)	(963)	527	2,100	2,316
Total Voya Financial, Inc. Shareholders' Equity	4,093	4,516	6,198	8,253	8,389
Noncontrolling interest	1,590	1,697	1,506	1,568	1,606
Total Shareholders' Equity	5,683	6,213	7,704	9,821	9,995

Capital
Capitalization (4)	6,328	6,902	8,605	10,849	11,360
Adjusted Capitalization (5)	8,342	8,881	10,412	12,717	13,312

Leverage Ratios
Debt to Capital (6)	35.3%	34.6%	28.0%	23.9%	26.2%
Financial Leverage (3)(7)	37.4%	36.9%	31.9%	27.6%	29.5%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 39 of this document.

(4) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization.

Voya Financial	Page 14 of 47

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2022
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement	Total AUM and AUA

Wealth Solutions(1)	34,358	71,980	67,643	173,981	276,736	450,718
Health Solutions	1,938	14	—	1,952	—	1,952
Investment Management	38,614	23,823	254,912	317,349	51,862	369,210
Eliminations/Other	(36,296)	(19,837)	(10,943)	(67,076)	(43,882)	(110,958)
Total AUM and AUA	38,614	75,980	311,612	426,206	284,716	710,922

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.

Wealth Solutions

Voya Financial	Page 16 of 47
Wealth Solutions Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Sources of operating earnings before income taxes:
Gross investment income	427	411	397	387	390	1,235	1,179
Investment expenses	(20)	(20)	(19)	(20)	(20)	(59)	(60)
Credited interest	(218)	(219)	(215)	(222)	(222)	(652)	(656)
Net margin	189	172	163	145	148	524	462
Other investment income (1)	57	61	54	58	52	172	148
Investment spread and other investment income, excluding alts/prepays above/below expectations	246	233	217	202	200	696	610
Alternative investment income and prepayment fees above (below) long-term expectations	(70)	(7)	52	82	147	(25)	324
Investment spread and other investment income	176	226	269	285	347	671	934
Full service fee based revenue	137	145	156	171	172	438	492
Recordkeeping and other fee based revenue (2)	107	112	112	112	114	331	362
Total fee based margin	244	257	268	283	286	769	855
Net underwriting gain (loss) and other revenue	3	4	1	—	—	8	(9)
Net revenue (3)	423	486	538	568	633	1,448	1,780
Administrative expenses	(214)	(207)	(223)	(232)	(222)	(644)	(653)
Net commissions	(57)	(58)	(63)	(66)	(66)	(178)	(191)
DAC/VOBA and other intangibles amortization, excluding unlocking	(33)	(32)	(31)	(30)	(33)	(96)	(94)
DAC/VOBA and other intangibles unlocking (4)	50	(4)	(16)	1	7	30	28
Adjusted operating earnings before income taxes	168	186	205	241	319	560	869
Adjusted Operating Margin TTM	39.7%	42.7%	45.7%	47.3%	48.9%
Adjusted Operating Margin Excluding Notables TTM	36.4%	36.2%	35.5%	35.5%	36.1%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	170	218	258	272	332	646	894
Full Service Fee Based Revenue	137	145	156	171	172	438	492
Total Full Service Revenue	307	363	414	443	504	1,084	1,386
Client Assets
Fee Based	356,102	369,705	414,597	434,340	421,644	356,102	421,644
Spread Based	34,358	34,220	33,759	33,359	33,519	34,358	33,519
Investment-only Stable Value	38,944	39,622	40,391	40,246	41,329	38,944	41,329
Retail Client Assets	21,315	22,592	26,226	28,300	27,974	21,315	27,974
Total Client Assets	450,718	466,139	514,972	536,246	524,466	450,718	524,466

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) The reduction in recordkeeping and other fee based revenue for the three months ending September 30, 2021 reflects the reduction in fee revenue related to the sale of our Financial Planning Channel on June 9, 2021.

(3) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes $2M loss recognition in Q3 2021.
(5) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 17 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Full service - Corporate markets
Client Assets, beginning of period	83,329	94,434	99,698	95,456	95,336	99,698	86,581
Transfers / Single deposits	1,074	1,176	1,676	1,575	1,925	3,926	5,003
Recurring deposits	2,231	2,297	2,558	1,938	2,003	7,086	6,223
Total Deposits	3,305	3,473	4,234	3,514	3,928	11,012	11,226
Surrenders, benefits, and product charges	(2,589)	(2,798)	(3,623)	(3,941)	(3,340)	(9,010)	(9,768)
Net Flows	716	674	612	(427)	587	2,002	1,458
Interest credited and investment performance	(3,910)	(11,779)	(5,875)	4,669	(467)	(21,565)	7,417
Client Assets, end of period - Corporate markets	80,135	83,329	94,434	99,698	95,456	80,135	95,456

Full service - Tax-exempt markets
Client Assets, beginning of period	75,627	83,727	88,004	84,929	85,179	88,004	78,831
Transfers / Single deposits	248	534	374	399	415	1,156	1,945
Recurring deposits	986	1,006	1,046	980	955	3,039	2,915
Total Deposits	1,235	1,540	1,420	1,379	1,371	4,196	4,860
Surrenders, benefits, and product charges	(1,395)	(1,215)	(1,586)	(1,836)	(1,603)	(4,195)	(4,858)
Net Flows	(161)	326	(165)	(457)	(232)	—	3
Interest credited and investment performance	(2,347)	(8,426)	(4,112)	3,533	(17)	(14,885)	6,095
Client Assets, end of period - Tax-exempt markets	73,119	75,627	83,727	88,004	84,929	73,119	84,929

Full Service - Total
Client Assets, beginning of period	158,956	178,161	187,702	180,385	180,515	187,702	165,412
Transfers / Single deposits	1,322	1,710	2,050	1,974	2,340	5,082	6,948
Recurring deposits	3,217	3,303	3,604	2,918	2,958	10,125	9,138
Total Deposits	4,540	5,013	5,654	4,893	5,299	15,208	16,086
Surrenders, benefits, and product charges	(3,984)	(4,013)	(5,209)	(5,777)	(4,943)	(13,206)	(14,626)
Net Flows	555	1,000	446	(884)	355	2,001	1,461
Interest credited and investment performance	(6,257)	(20,205)	(9,987)	8,202	(484)	(36,451)	13,512
Client Assets, end of period - Full Service Total	153,254	158,956	178,161	187,702	180,385	153,254	180,385

Full Service - Client Assets
Fee-based	119,325	125,206	144,888	154,839	147,378	119,325	147,378
Spread-based	33,929	33,749	33,273	32,864	33,006	33,929	33,006
Client Assets, end of period - Full Service Total	153,254	158,956	178,161	187,702	180,385	153,254	180,385

Voya Financial	Page 18 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Recordkeeping
Client Assets, beginning of period	244,499	269,708	279,501	274,265	276,829	279,501	247,309
Transfers / Single deposits	3,573	1,595	1,955	812	638	7,122	7,619
Recurring deposits	4,278	4,359	5,217	3,892	3,865	13,854	12,638
Total Deposits	7,851	5,954	7,172	4,705	4,503	20,976	20,257
Surrenders, benefits, and product charges	(5,846)	(5,730)	(8,065)	(12,451)	(6,256)	(19,641)	(19,241)
Net Flows	2,004	224	(893)	(7,747)	(1,753)	1,335	1,016
Interest credited and investment performance	(9,726)	(25,435)	(8,900)	12,982	(810)	(44,061)	25,940
Client Assets, end of period - Recordkeeping	236,776	244,499	269,708	279,501	274,265	236,776	274,265

Total Defined Contribution (1)
Client Assets, beginning of period	403,454	447,870	467,203	454,650	457,343	467,203	412,721
Transfers / Single deposits	4,895	3,304	4,005	2,786	2,978	12,204	14,567
Recurring deposits	7,495	7,663	8,822	6,811	6,823	23,979	21,776
Total Deposits	12,390	10,967	12,827	9,597	9,801	36,183	36,343
Surrenders, benefits, and product charges	(9,831)	(9,743)	(13,273)	(18,229)	(11,199)	(32,846)	(33,866)
Net Flows	2,559	1,224	(446)	(8,632)	(1,398)	3,337	2,477
Interest credited and investment performance	(15,983)	(45,640)	(18,887)	21,184	(1,295)	(80,510)	39,452
Client Assets, end of period - Total Defined Contribution	390,031	403,454	447,870	467,203	454,650	390,031	454,650

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	39,622	40,390	40,246	41,329	41,902	40,246	42,864
Transfers / Single deposits	177	630	1,500	280	127	2,307	890
Recurring deposits	169	203	190	103	136	562	423
Total Deposits	346	833	1,690	382	262	2,869	1,312
Surrenders, benefits, and product charges	(431)	(284)	(545)	(1,112)	(982)	(1,260)	(2,690)
Net Flows	(84)	549	1,144	(730)	(719)	1,610	(1,378)
Interest credited and investment performance	(593)	(1,319)	(1,000)	(353)	148	(2,912)	(156)
Assets, end of period - Defined Contribution Investment-only SV	38,944	39,622	40,390	40,246	41,329	38,944	41,329

Retail Client Assets (3)	21,320	22,598	26,232	28,306	27,980	21,320	27,980

Other Assets (4)	423	465	480	490	507	423	507

Total Client Assets	450,718	466,139	514,972	536,246	524,466	450,718	524,466

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.

Health Solutions

Voya Financial	Page 20 of 47
Health Solutions Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Sources of operating earnings before income taxes:
Gross investment income	24	25	23	23	24	72	67
Investment expenses	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Credited interest	(13)	(13)	(13)	(13)	(14)	(39)	(42)
Net margin	11	10	9	9	9	30	24
Other investment income	13	12	12	10	9	36	26
Investment spread and other investment income, excluding alts/prepays above/below expectations	24	22	20	20	18	66	51
Alternative investment income and prepayment fees above (below) long-term expectations	(7)	—	5	9	14	(2)	32
Investment spread and other investment income	17	22	25	28	32	64	83
Net underwriting gain (loss) and other revenue	286	173	146	144	168	605	467
Net revenue (1)	303	195	171	172	200	669	550
Administrative expenses	(66)	(67)	(72)	(66)	(59)	(205)	(171)
Premium taxes, fees and assessments	(39)	(32)	(28)	(29)	(27)	(99)	(80)
Net commissions	(41)	(42)	(42)	(38)	(37)	(124)	(109)
DAC/VOBA and other intangibles amortization, excluding unlocking	(7)	(8)	(8)	(6)	(7)	(23)	(20)
Adjusted operating earnings before income taxes	149	47	22	33	71	217	171
Adjusted Operating Margin TTM	29.8%	23.4%	25.8%	28.3%	31.1%
Adjusted Operating Margin Excluding Notables TTM	30.5%	29.5%	31.7%	33.5%	34.0%
Group life:
Premiums	151	148	143	140	139	442	410
Benefits	(49)	(133)	(167)	(136)	(132)	(349)	(388)
Other (2)	(2)	(2)	(2)	(2)	—	(6)	(8)
Total Group life	100	13	(26)	1	7	87	14
Group Life Loss Ratio (Interest adjusted) (3)	71.3%	89.9%	116.4%	97.5%	95.6%	92.5%	94.9%
Group stop loss:
Premiums	311	302	303	288	291	916	877
Benefits	(238)	(238)	(232)	(224)	(226)	(708)	(677)
Other (2)	(1)	(1)	(1)	(1)	(1)	(3)	(4)
Total Group stop loss	72	63	70	63	64	205	196
Stop loss Loss Ratio	76.4%	78.9%	76.5%	77.7%	77.5%	77.3%	77.1%
Voluntary Benefits, Disability, and Other	114	98	101	79	97	313	256
Net underwriting gain (loss) and other revenue
Premiums	620	609	602	562	564	1,831	1,687
Benefits	(334)	(433)	(458)	(419)	(399)	(1,225)	(1,212)
Other (2)	1	(3)	1	1	2	(1)	(8)
Total Net underwriting gain (loss) and other revenue	286	173	146	144	168	605	467
Total Aggregate Loss Ratio TTM (3)(4)	71.1%	73.1%	73.1%	72.5%	71.6%	71.1%	71.6%

(1) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(3) 3Q 2022 loss ratio excludes $59M of favorable reserve release related to the company's annual assumption update.
(4) Total Aggregate Loss Ratio is calculated using trailing twelve months.

Voya Financial	Page 21 of 47
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Sales by Product Line:
Group life and Disability	4	14	86	12	18	104	99
Stop loss	42	24	323	14	24	389	341
Voluntary	12	20	104	6	11	136	122
Total sales by product line	58	58	513	31	53	629	561

Total gross premiums and deposits	707	671	660	610	611	2,037	1,820

Annualized In-force Premiums by Product Line:
Group life and Disability	817	811	807	752	771	817	771
Stop loss	1,259	1,231	1,220	1,181	1,184	1,259	1,184
Voluntary	684	681	678	576	561	684	561
Total annualized in-force premiums	2,760	2,722	2,705	2,510	2,515	2,760	2,515

Assets Under Management by Fund Group:
General account	1,938	1,981	1,886	1,869	1,924	1,938	1,924
Separate account	14	15	17	18	17	14	17
Total AUM	1,952	1,996	1,903	1,887	1,941	1,952	1,941

Investment Management

Voya Financial	Page 23 of 47
Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	8	8	8	24	21
Alternative investment income and prepayment fees above (below) long-term expectations	(20)	(3)	3	12	21	(20)	63
Investment spread and other investment income	(12)	6	11	20	29	4	84
Fee based margin (1)	204	165	167	181	172	536	499
Net revenue (2)	192	171	178	201	200	541	582
Administrative expenses (3)	(142)	(131)	(139)	(142)	(138)	(412)	(402)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	51	40	39	59	63	129	180
Adjusted Operating Margin TTM	25.5%	26.8%	29.4%	30.7%	33.2%
Adjusted Operating Margin Excluding Notables TTM	26.0%	24.1%	25.2%	25.0%	27.6%
Fee based margin (1)
Investment advisory and administrative revenue	202	160	165	178	167	527	488
Other fee based margin	2	6	2	3	5	9	11
Fee based margin	204	165	167	181	172	536	499

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	51	40	39	59	63	129	180
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	—	—	—	—	13	—
Adjusted operating earnings before income taxes	38	40	39	59	63	116	180

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 24 of 47
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Client Assets:
External Clients
Institutional	160,720	136,596	143,581	148,921	138,332	160,720	138,332
Retail	118,016	61,070	71,578	76,908	75,352	118,016	75,352
Subtotal External Clients	278,735	197,666	215,159	225,829	213,684	278,735	213,684
General Account	38,614	38,686	38,049	38,004	39,049	38,614	39,049
Total Client Assets (AUM)	317,349	236,352	253,208	263,832	252,733	317,349	252,733
Assets under Advisement and Administration (AUA)	51,862	53,359	57,187	59,823	60,666	51,862	60,666
Total AUM and AUA	369,210	289,710	310,395	323,656	313,399	369,210	313,399

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	89	86	87	92	83	262	242
Retail	88	49	53	59	58	190	168
Subtotal External Clients	177	134	140	151	141	452	410
General Account	20	20	20	20	20	60	62
Total Investment Advisory and Administrative Revenues (AUM)	197	154	160	171	161	512	472
Administration Only Fees	5	5	5	6	6	15	16
Total Investment Advisory and Administrative Revenues	202	160	165	178	167	527	488

Revenue Yield (bps) (1)
External Clients
Institutional	21.4	24.5	23.7	25.3	23.9	20.3	23.5
Retail	28.0	29.4	29.1	30.6	30.1	19.3	29.4
Revenue Yield on External Clients (2)	24.3	26.1	25.5	27.1	26.1	19.9	25.6
General Account	21.1	21.1	21.1	21.0	21.2	21.1	21.5
Revenue Yield on Client Assets (AUM)	23.9	25.3	24.8	26.2	25.4	20.0	25.0
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.4	3.8	3.5	4.1	3.9	3.6	3.6
Total Revenue Yield on AUM and AUA (bps)	21.0	21.3	20.9	22.1	21.2	17.7	20.8

Revenue Yield on Client Assets (AUM) - trailing twelve months	25.2	25.8	25.4	25.2	25.4	25.2	25.4

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.
(2) External client yields do not reflect a full quarter of revenues resulting from the Allianz transaction.

Voya Financial	Page 25 of 47
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Institutional AUM:
Beginning of period AUM	136,595	143,580	148,921	138,332	138,005	148,921	111,964
Inflows	4,759	5,500	5,963	12,899	5,868	16,222	14,418
Outflows	(5,648)	(3,502)	(3,742)	(3,383)	(6,621)	(12,892)	(14,859)
Net flows- Institutional	(889)	1,998	2,221	9,516	(753)	3,330	(441)
Change in Market Value	(5,815)	(8,803)	(7,411)	1,028	509	(22,029)	1,344
Other (Including Acquisitions / Divestitures)	30,828	(180)	(151)	45	571	30,497	25,466
End of period AUM - Institutional	160,720	136,595	143,580	148,921	138,332	160,720	138,332
Organic Growth (Net Flows/Beginning of period AUM)	-0.7%	1.4%	1.5%	6.9%	-0.5%	2.2%	-0.4%
Market Growth %	-4.3%	-6.1%	-5.0%	0.7%	0.4%	-14.8%	1.2%
Retail AUM:
Beginning of period AUM	61,070	71,579	76,908	75,352	77,008	76,908	75,116
Inflows	6,683	2,290	2,609	2,207	2,077	11,582	7,249
Outflows	(6,754)	(3,728)	(3,502)	(2,727)	(2,418)	(13,984)	(8,033)
Net flows- Retail	(71)	(1,439)	(893)	(520)	(341)	(2,403)	(784)
Net Money Market Flows	45	120	(18)	11	(43)	147	(301)
Change in Market Value	(6,332)	(8,352)	(4,181)	3,001	57	(18,865)	5,708
Net Flows from Divested Businesses	(467)	(525)	(668)	(761)	(708)	(1,660)	(2,213)
Other (Including Acquisitions / Divestitures)	63,771	(313)	431	(174)	(621)	63,889	(2,174)
End of period AUM - Retail	118,016	61,070	71,579	76,908	75,352	118,016	75,352
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.1%	-2.0%	-1.2%	-0.7%	-0.4%	-3.1%	-1.0%
Market Growth %	-10.4%	-11.7%	-5.4%	4.0%	0.1%	-24.5%	7.6%
Net Flows:
Institutional Net Flows	(889)	1,998	2,221	9,516	(753)	3,330	(441)
Retail Net Flows	(71)	(1,439)	(893)	(520)	(341)	(2,403)	(784)
Net Flows from Divested Businesses	(467)	(525)	(668)	(761)	(708)	(1,660)	(2,213)
Total Net Flows	(1,427)	34	660	8,234	(1,802)	(733)	(3,438)
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	(960)	559	1,328	8,995	(1,094)	927	(1,225)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM) (1)	-0.5%	0.3%	0.6%	4.2%	-0.5%	0.4%	-0.7%

(1) Includes net flows related to Allianz transaction as of July 25, 2022.

Voya Financial	Page 26 of 47
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Institutional
Equity	22,835	12,086	14,830	14,994	14,632
Fixed Income - Public	59,752	62,378	67,693	72,550	65,494
Fixed Income - Privates	63,361	47,177	45,985	46,631	44,109
Alternatives	14,771	14,955	15,073	14,746	14,097
Money Market	—	—	—	—	—
Total	160,720	136,596	143,581	148,921	138,332

Retail
Equity	57,343	36,100	44,128	47,583	45,737
Fixed Income - Public	57,714	22,124	24,749	26,676	27,045
Fixed Income - Privates	499	547	611	634	638
Alternatives	724	611	542	470	407
Money Market	1,736	1,688	1,548	1,546	1,526
Total	118,016	61,070	71,578	76,908	75,352

General Account
Equity	241	242	216	308	377
Fixed Income - Public	20,701	20,416	20,217	20,000	20,426
Fixed Income - Privates	14,877	14,764	14,500	14,601	14,546
Alternatives	2,450	2,732	2,628	2,645	2,780
Money Market	344	532	488	449	920
Total	38,614	38,686	38,049	38,004	39,049

Combined Asset Type
Equity	80,419	48,429	59,174	62,884	60,746
Fixed Income - Public	138,166	104,917	112,659	119,225	112,965
Fixed Income - Privates	78,737	62,488	61,097	61,867	59,292
Alternatives	17,945	18,298	18,243	17,861	17,285
Money Market	2,080	2,220	2,036	1,995	2,446
Total	317,349	236,352	253,208	263,832	252,733

Total Private and Alternative Assets	96,683	80,786	79,340	79,728	76,577
% of Private and Alternative Assets / Total AUM	30.5%	34.2%	31.3%	30.2%	30.3%

Total Wealth Assets	158,900	101,885	110,305	112,905	112,941
% of Wealth Assets / Total AUM	50.1%	43.1%	43.6%	42.8%	44.7%

Corporate

Voya Financial	Page 28 of 47

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Interest expense (excluding Preferred stock dividends) (1)	(35)	(36)	(38)	(40)	(42)	(109)	(125)
Preferred stock dividends	(14)	(4)	(14)	(4)	(14)	(32)	(32)
Amortization of intangibles	(3)	(2)	(2)	(2)	(2)	(7)	(6)
Stranded costs net of TSA revenue	(1)	(4)	(4)	3	3	(9)	(18)
Other	(4)	(3)	—	(11)	(10)	(6)	(26)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(57)	(49)	(58)	(54)	(65)	(163)	(207)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	—	—	—	—	(1)	—
Adjusted operating earnings before income taxes	(56)	(49)	(58)	(54)	(65)	(163)	(207)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 47
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Net Revenue Excluding Notable Items

Wealth Solutions
Investment spread and other investment income	246	233	217	202	200	898	799
Fee based margin	244	257	268	283	286	1,052	1,090
Net underwriting gain (loss) and other revenue	3	4	1	—	—	8	(14)
Wealth Solutions Net Revenue	493	494	486	485	486	1,958	1,875

Health Solutions
Investment spread and other investment income	24	22	20	20	18	86	63
Net underwriting gain (loss) and other revenue	227	173	186	178	186	764	681
Health Solutions Net Revenue	251	195	206	198	204	850	743

Investment Management
Investment capital and other investment income	8	8	8	8	8	32	27
Fee based margin	204	165	167	181	172	717	713
Investment Management Net Revenue	212	173	175	189	180	749	740
Total Net Revenue Excluding Notable Items (1)	956	862	867	872	870	3,557	3,358

Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	188	197	169	158	183	712	677
Health Solutions	97	47	57	58	75	259	252
Investment Management	67	42	37	49	46	195	205
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	352	286	263	265	304	1,166	1,134
Corporate	(57)	(49)	(58)	(38)	(50)	(202)	(216)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	295	237	205	227	254	964	918
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	12	—	—	—	—	12	—
Total Adjusted Operating Earnings Excluding Notable Items	283	237	205	227	254	952	918

Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	38.1%	39.9%	34.8%	32.6%	37.7%	36.4%	36.1%
Health Solutions	38.6%	24.1%	27.7%	29.3%	36.8%	30.5%	34.0%
Investment Management	31.6%	24.3%	21.1%	25.9%	25.6%	26.0%	27.6%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	36.8%	33.2%	30.3%	30.4%	34.9%	32.8%	33.5%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	30.9%	27.5%	23.6%	26.0%	29.2%	27.1%	27.3%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	36.4%	36.2%	35.5%	35.5%	36.1%
Health Solutions	30.5%	29.5%	31.7%	33.5%	34.0%
Investment Management	26.0%	24.1%	25.2%	25.0%	27.6%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.8%	32.3%	32.5%	32.9%	33.5%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.1%	26.7%	26.7%	26.9%	27.3%

(1) See the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 31 of 47
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Wealth Solutions	(214)	(207)	(223)	(232)	(222)	(876)	(863)
Health Solutions	(66)	(67)	(72)	(66)	(59)	(271)	(221)
Investment Management	(142)	(131)	(139)	(142)	(138)	(554)	(547)
Stranded costs net of TSA revenue(1)	(1)	(4)	(4)	3	3	(6)	(18)
Total Administrative Expenses(2)	(423)	(409)	(438)	(437)	(416)	(1,707)	(1,649)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals above (below) target performance, pension, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 47
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Wealth Solutions
Adjusted operating earnings before income taxes	800	951	1,060	1,110	1,127
Less:
DAC/VOBA and other intangibles unlocking	31	(12)	10	29	57
Adjusted Operating Earnings - excluding Unlocking before interest	769	964	1,050	1,082	1,070
Income tax expense	124	164	182	188	184
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	645	800	868	894	886

Adjusted Operating effective tax rate, excluding Unlocking (2)	13.2%	16.1%	16.9%	16.9%	17.8%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	16.1%	17.0%	17.3%	17.3%	17.2%
Average Capital	3,753	3,761	3,755	3,775	3,799
Ending Capital	3,731	3,765	3,738	3,740	3,806
Adjusted Return on Capital	17.2%	21.3%	23.1%	23.7%	23.3%

Health Solutions
Adjusted operating earnings before income taxes	250	173	189	204	221
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	250	173	189	204	221
Income tax expense	53	36	40	43	46
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	198	137	149	161	175

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	551	525	509	503	507
Ending Capital	640	571	546	516	504
Adjusted Return on Capital	35.8%	26.0%	29.3%	32.1%	34.5%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Voya Financial	Page 33 of 47
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Investment Management
Adjusted operating earnings - excluding Unlocking before interest	176	201	227	239	271
Income tax expense	37	42	48	50	57
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	139	159	179	189	214

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	488	427	403	387	374
Ending Capital	778	486	458	420	400
Adjusted Return on Capital	28.3%	37.0%	44.3%	48.7%	57.4%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Investment Information

Voya Financial	Page 35 of 47
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2022				6/30/2022				9/30/2022

Invested Assets
Book Values, Gross investment income and Earned rate(1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	13,093	32.0%	162	5.0%	13,064	32.0%	160	4.9%	13,093	32.0%	478	4.9%
Private credit	8,233	20.0%	84	4.2%	8,213	20.0%	82	4.1%	8,233	20.0%	249	4.2%
Securitized(2)(3)	10,651	26.0%	147	5.7%	10,465	25.0%	137	5.4%	10,651	26.0%	399	5.3%
Commercial mortgage loans	5,376	13.0%	56	4.2%	5,382	13.0%	54	4.1%	5,376	13.0%	164	4.1%
Municipals	966	2.0%	10	4.0%	964	2.0%	9	3.9%	966	2.0%	29	3.9%
Short-term / Treasury	728	2.0%	8	4.4%	798	2.0%	9	4.4%	728	2.0%	26	4.3%
Equity securities	298	1.0%	4	5.9%	309	1.0%	4	5.7%	298	1.0%	13	5.8%
Policy loans	368	1.0%	5	5.5%	373	1.0%	5	5.8%	368	1.0%	16	5.9%
Derivatives	(11)	—%	4	N/A	(11)	—%	4	N/A	(11)	—%	11	N/A
Book Values and Gross Investment Income before variable components	39,703	97.0%	480	4.9%	39,558	96.0%	464	4.8%	39,703	97.0%	1,384	4.8%

Book Values and Gross Investment Income on variable components
Limited partnership	1,778	4.0%	(29)	-6.2%	1,814	4.0%	37	8.6%	1,778	4.0%	107	8.4%
Prepayment / Other fee income	N/A	N/A	2	—%	N/A	N/A	7	0.1%	N/A	N/A	16	0.1%
Book Values and Gross Investment Income (variable)	1,778	4.0%	(27)	N/A	1,814	4.0%	44	N/A	1,778	4.0%	123	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	41,481	100.0%	452	4.4%	41,371	100.0%	508	5.0%	41,481	100.0%	1,507	5.0%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 36 of 47
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	6/30/2022		03/31/2022		12/31/2021		09/30/2021

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	13,145	32.0%	13,151	32.0%	13,256	33.0%	13,692	33.0%
Private credit	7,989	19.0%	7,773	19.0%	7,754	19.0%	7,707	19.0%
Securitized	10,469	25.0%	10,024	25.0%	9,878	24.0%	10,022	24.0%
Municipals	964	2.0%	957	2.0%	965	2.0%	921	2.0%
Short-term / Treasury	891	2.0%	935	2.0%	897	2.0%	1,055	3.0%
Total Fixed maturities	33,458	81.0%	32,840	81.0%	32,750	81.0%	33,397	81.0%
Commercial mortgage loans	5,381	13.0%	5,490	14.0%	5,581	14.0%	5,551	14.0%
Limited partnership	1,813	4.0%	1,793	4.0%	1,687	4.0%	1,648	4.0%
Equity securities	486	1.0%	476	1.0%	487	1.0%	505	1.0%
Total	41,138	100.0%	40,599	100.0%	40,504	100.0%	41,100	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	17,208	51.0%	16,619	51.0%	16,745	51.0%	16,949	51.0%
NAIC 2	14,850	44.0%	14,699	45.0%	14,524	44.0%	14,834	44.0%
NAIC 3 and below	1,400	4.0%	1,522	5.0%	1,481	5.0%	1,613	5.0%
Total Fixed maturities	33,458	100.0%	32,840	100.0%	32,750	100.0%	33,397	100.0%

Commercial Mortgage Loans:
CML 1	4,224	78.0%	4,400	80.0%	4,624	83.0%	4,637	84.0%
CML 2	1,030	19.0%	966	18.0%	876	16.0%	844	15.0%
CML 3 and below	127	2.0%	125	2.0%	81	1.0%	70	1.0%
Total Commercial mortgage loans	5,381	100.0%	5,490	100.0%	5,581	100.0%	5,551	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 37 of 47
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Wealth Solutions
Average alternative investments	1,650	1,634	1,534	1,508	1,439	1,606	1,311
Alternative investment income	(26)	33	89	115	166	96	395
Health Solutions
Average alternative investments	163	162	170	152	145	165	127
Alternative investment income	(3)	3	9	12	17	9	39
Investment Management
Average alternative investments	333	347	351	337	331	344	303
Alternative investment income	(13)	5	11	20	28	3	84

Voya Financial	Page 38 of 47
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(63)	(4)	55	81	134	69	366
Health Solutions	(7)	—	5	8	14	6	37
Investment Management	(20)	(3)	3	12	21	(8)	75
Total	(90)	(7)	63	101	169	67	478

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	(3)	(3)	1	13	(12)	21
Health Solutions	—	—	—	1	1	1	2
Investment Management	—	—	—	—	—	—	—
Total	(7)	(3)	(3)	2	14	(11)	23

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(70)	(7)	52	82	147	57	388
Health Solutions	(7)	—	5	9	14	7	38
Investment Management	(20)	(3)	3	12	21	(8)	75
Total	(97)	(10)	60	103	182	56	501

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectations reported on a pre-DAC basis.

Reconciliations

Voya Financial	Page 40 of 47

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Revenues
Net investment income	522	581	630	673	731	1,733	2,101
Fee income	435	411	433	446	487	1,279	1,381
Premiums	607	595	613	544	573	1,815	(3,898)
Net gains (losses)	(123)	(227)	(285)	(179)	(103)	(635)	1,602
Other revenues	33	44	40	49	46	117	530
Income (loss) related to consolidated investment entities	(136)	115	83	142	275	62	839
Total revenues	1,338	1,519	1,514	1,675	2,009	4,371	2,555

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(550)	(643)	(665)	(627)	(714)	(1,858)	2,790
Operating expenses	(632)	(605)	(632)	(636)	(642)	(1,869)	(1,950)
Net amortization of DAC/VOBA	(10)	(67)	(80)	(40)	(190)	(157)	(755)
Interest expense	(31)	(33)	(40)	(59)	(39)	(104)	(127)
Operating expenses related to consolidated investment entities	(14)	(18)	(6)	(13)	(13)	(38)	(36)
Total benefits and expenses	(1,237)	(1,366)	(1,423)	(1,375)	(1,598)	(4,026)	(78)
Income (loss) from continuing operations before income taxes	101	153	91	300	411	345	2,477
Less:
Net investment gains (losses) and related charges and adjustments	(5)	(52)	(87)	(86)	(1)	(144)	66
Net guaranteed benefit gains (losses) and related charges and adjustments	(8)	3	(22)	(3)	(3)	(27)	2
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(14)	(50)	(47)	14	(173)	(111)	798
Income (loss) attributable to noncontrolling interests	(138)	75	43	100	214	(20)	661
Income (loss) on early extinguishment of debt	1	1	(5)	(21)	—	(3)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	4	33	—	4	—
Dividend payments made to preferred shareholders	14	4	14	4	14	32	32
Other adjustments	(47)	(51)	(17)	(19)	(28)	(116)	(86)
Adjusted operating earnings before income taxes	299	223	209	279	388	730	1,014

Voya Financial	Page 41 of 47

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Total revenues	1,338	1,519	1,514	1,675	2,009	4,371	2,555

Less:
Net investment gains (losses) and related charges and adjustments	(9)	(60)	(96)	(94)	(5)	(166)	(44)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(8)	3	(22)	(3)	(3)	(27)	2
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	(38)	(58)	(46)	(11)	57	(143)	(3,356)
Revenues (loss) attributable to noncontrolling interests	(130)	93	48	112	228	11	697
Other adjustments	30	8	28	54	44	66	358
Total adjusted operating revenues	1,494	1,534	1,601	1,618	1,689	4,629	4,898

Adjusted operating revenues by segment
Wealth Solutions	643	706	754	791	857	2,103	2,446
Health Solutions	646	640	647	599	606	1,933	1,796
Investment Management	192	171	178	201	200	542	582
Corporate	13	17	22	27	25	51	73
Total adjusted operating revenues	1,494	1,534	1,601	1,618	1,689	4,629	4,898

Voya Financial	Page 42 of 47

Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Wealth Solutions
Adjusted operating revenues	page 9	643	706	754	791	857	2,894	3,209
Interest credited and other benefits to contract owners/policyholders		(223)	(222)	(218)	(223)	(227)	(886)	(903)
Other adjustments to Net Revenue		3	2	2	—	3	7	(1)
Net revenue	page 16	423	486	538	568	633	2,015	2,305
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(70)	(7)	52	82	147	57	388
Fee income related to divested businesses		—	—	—	—	—	—	39
Other adjustments to investment income		—	—	—	—	—	—	3
Net Revenue Excluding Notable Items	page 30	493	494	486	485	486	1,958	1,875

Health Solutions
Adjusted operating revenues	page 9	646	640	647	599	606	2,531	2,337
Interest credited and other benefits to contract owners/policyholders		(343)	(445)	(476)	(427)	(406)	(1,691)	(1,622)
Other adjustments to Net Revenue		—	—	—	—	—	1	(4)
Net revenue	page 20	303	195	171	172	200	841	711
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(7)	—	5	9	14	7	38
Group Life Covid-19 impacts		—	—	(40)	(34)	(28)	(74)	(94)
Other adjustments to net underwriting gain (loss) and other revenue (1)		59	—	—	—	10	59	25
Net Revenue Excluding Notable Items	page 30	251	195	206	198	204	850	743

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 47

Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Investment Management
Adjusted operating revenues	page 9	192	171	178	201	200	742	817
Interest credited and other benefits to contract owners/policyholders		—	—	—	—	—	—	—
Other adjustments to Net Revenue		—	—	—	—	—	—	—
Net revenue	page 23	192	171	178	201	200	742	817
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(20)	(3)	3	12	21	(8)	75
Fee income related to divested businesses		—	—	—	—	—	—	3
Net Revenue Excluding Notable Items	page 30	212	173	175	189	180	749	740

Consolidated
Total Adjusted operating revenues (1)	page 9	1,494	1,534	1,601	1,618	1,689	6,247	6,437
Interest credited and other benefits to contract owners/policyholders		(565)	(667)	(694)	(650)	(633)	(2,576)	(2,529)
Other adjustments to Net Revenue (1)		(11)	(15)	(20)	(27)	(23)	(73)	(74)
Net revenue	pages 16/20/23	918	852	887	941	1,033	3,598	3,834
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(97)	(10)	60	103	182	56	501
Group Life Covid-19 impacts		—	—	(40)	(34)	(28)	(74)	(94)
Fee income related to divested businesses		—	—	—	—	—	—	42
Other adjustments		59	—	—	—	10	59	28
Net Revenue Excluding Notable Items	page 30	956	862	867	872	870	3,557	3,358

(1) Includes adjusted operating revenue in Corporate, primarily TSA Revenue.

Voya Financial	Page 44 of 47

Reconciliation of Adjusted Operating Earnings by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Wealth Solutions Adjusted operating earnings before income taxes	page 9	168	186	205	241	319	800	1,127
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(70)	(7)	52	82	147	57	388
Other (1)(2)		50	(4)	(16)	1	(11)	31	62
Adjusted operating earnings excluding Notable Items	page 30	188	197	169	158	183	712	677

Health Solutions Adjusted operating earnings before income taxes	page 9	149	47	22	33	71	251	221
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(7)	—	5	9	14	7	38
Group Life Covid-19 impacts		—	—	(40)	(34)	(28)	(74)	(94)
Other (1)		59	—	—	—	10	59	25
Adjusted operating earnings excluding Notable Items	page 30	97	47	57	58	75	259	252

Investment Management Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	51	40	39	59	63	189	271
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(16)	(2)	2	9	17	(6)	63
Other (3)(4)		—	—	—	—	—	—	3
Adjusted operating earnings excluding Notable Items	page 30	67	42	37	49	46	195	205

Corporate Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	(57)	(49)	(58)	(54)	(65)	(218)	(301)
Less:
Other (5)		—	—	—	(16)	(15)	(16)	(85)
Adjusted operating earnings excluding Notable Items	page 30	(57)	(49)	(58)	(38)	(50)	(202)	(216)

Consolidated Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	311	223	209	279	388	1,022	1,318
Total Notable Items Adjustments		16	(14)	4	52	134	58	400
Consolidated Adjusted operating earnings excluding Notable Items, including Allianz noncontrolling interest	page 30	295	237	205	227	254	964	918
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		12	—	—	—	—	12	—
Consolidated Adjusted operating earnings excluding Notable Items		283	237	205	227	254	952	918

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes DAC, VOBA, and other intangible unlocking and revenue and expenses related to FPC prior to its divestment in June 2021.
(3) Prior periods have been revised to remove performance fees above or below expectations as a notable item.
(4) Includes revenues and expenses in the Investment Management related to the divestment of Individual Life.
(5) Includes incentive compensation driven by above (below) target performance.

Voya Financial	Page 45 of 47

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	9/30/2022			6/30/2022			3/31/2022			12/31/2021			9/30/2021
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		193	1.82		64	0.57		27	0.24		403	3.36		142	1.15
Plus: Net income (loss) attributable to noncontrolling interest		(138)	(1.30)		75	0.68		43	0.36		100	0.83		214	1.75
Less: Preferred stock dividends		(14)	(0.13)		(4)	(0.04)		(14)	(0.12)		(4)	(0.03)		(14)	(0.11)
Less: Income (loss) from discontinued operations		—	—		—	—		—	—		5	0.05		(1)	(0.01)
Income (loss) from continuing operations	101	69	0.65	153	143	1.29	91	84	0.72	300	502	4.18	411	371	3.03
Less:
Net investment gains (losses) and related charges and adjustments	(5)	(4)	(0.04)	(52)	(41)	(0.37)	(87)	(69)	(0.59)	(86)	(68)	(0.56)	(1)	(1)	(0.01)
Net guaranteed benefit gains (losses) and related charges and adjustments	(8)	(6)	(0.06)	3	2	0.02	(22)	(17)	(0.15)	(3)	(2)	(0.02)	(3)	(2)	(0.02)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(14)	(11)	(0.10)	(50)	(39)	(0.35)	(47)	(37)	(0.32)	14	11	0.09	(173)	(137)	(1.12)
Net income (loss) attributable to noncontrolling interest	(138)	(138)	(1.30)	75	75	0.68	43	43	0.36	100	100	0.83	214	214	1.75
Income (loss) on early extinguishment of debt	1	1	0.01	1	1	—	(5)	(4)	(0.03)	(21)	(17)	(0.14)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	—	—	—	4	3	0.03	33	26	0.22	—	—	—
Dividend payments made to preferred shareholders	14	14	0.13	4	4	0.04	14	14	0.12	4	4	0.03	14	14	0.11
Other adjustments	(47)	(31)	(0.29)	(51)	(44)	(0.40)	(17)	(20)	(0.17)	(19)	219	1.83	(28)	(33)	(0.27)
Adjusted operating earnings	299	245	2.30	223	185	1.67	209	172	1.47	279	229	1.90	388	315	2.57

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 46 of 47

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions except per share in whole dollars)	9/30/2022			9/30/2021
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		284	2.55		1,687	13.19
Plus: Net income (loss) attributable to noncontrolling interest		(20)	(0.18)		661	5.17
Less: Preferred stock dividends		(32)	(0.29)		(32)	(0.25)
Less: Income (loss) from discontinued operations		—	—		7	0.05
Income (loss) from continuing operations	345	296	2.66	2,477	2,373	18.56
Less:
Net investment gains (losses) and related charges and adjustments	(144)	(114)	(1.02)	66	52	0.41
Net guaranteed benefit gains (losses) and related charges and adjustments	(27)	(21)	(0.19)	2	2	0.01
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(111)	(88)	(0.79)	798	861	6.74
Net income (loss) attributable to noncontrolling interest	(20)	(20)	(0.18)	661	661	5.17
Income (loss) on early extinguishment of debt	(3)	(3)	(0.02)	(10)	(8)	(0.06)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	4	3	0.03	—	—	—
Dividend payments made to preferred shareholders	32	32	0.29	32	32	0.25
Other adjustments	(116)	(95)	(0.85)	(86)	(52)	(0.41)
Adjusted operating earnings	730	602	5.41	1,014	825	6.45

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 47 of 47

Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio, and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021

Book value per common share, including AOCI	35.81	39.88	54.66	70.88	69.19	35.81	69.19
Per share impact of AOCI	20.43	9.84	(5.16)	(19.48)	(20.60)	20.43	(20.60)
Book value per common share, excluding AOCI	56.24	49.71	49.50	51.40	48.59	56.24	48.59

Debt to capital ratio	35.3%	34.6%	28.0%	23.9%	26.2%	35.3%	26.2%
Capital impact of adding noncontrolling interest	-7.1%	-6.9%	-4.2%	-3.0%	-3.3%	-7.1%	-3.3%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.2%	9.2%	8.1%	6.7%	6.6%	9.2%	6.6%
Financial leverage ratio	37.4%	36.9%	31.9%	27.6%	29.5%	37.4%	29.5%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	97.9	101.7	106.1	110.1	113.4	101.9	118.8
Dilutive effect of warrants	6.2	7.1	8.2	7.5	6.7	7.2	6.5
Other dilutive effects (2)	2.3	2.0	2.6	2.5	2.3	2.3	2.5
Weighted-average common shares outstanding - Diluted	106.4	110.8	117.0	120.1	122.4	111.4	127.8
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	106.4	110.8	117.0	120.1	122.4	111.4	127.8

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss from continuing operations available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.